Exhibit T3A-30

EXT 3A-30  Delaware PAGE 1 The First State  I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “GENON REMA, LLC”, CHANGING ITS NAME FROM “GENON REMA, LLC” TO “NRG REMA LLC”, FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF MAY, A.D. 2013, AT 3:33 O’CLOCK P.M.  /s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State 2985509 8100 AUTHENTICATION: 0469551  130669980 DATE: 05-30-13  You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 04:24 PM 05/28/2013 FILED 03:33 PM 05/28/2013 SRV 130669980 - 2985509 FILE  STATE OF DELAWARE CERTIFICATE OF AMENDMENT  1. Name of Limited Liability Company: GenOn RBMA, LLC  2. The Certificate of Formation of the limited liability company is hereby amended as follows:  The name of the Limited Liability Company is: NRG REMA LLC  IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 21 day of May A.D. 2013 .  By: /s/ Kristine Heiberger Authorized Person(s)  Name: Kristine Heiberger Print or Type

Delaware PAGE 1 The First State  I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “RRI ENERGY MID-ATLANTIC POWER HOLDINGS, LLC”, CHANGING ITS NAME FROM “RRI ENERGY MID-ATLANTIC POWER HOLDINGS, LLC” TO “GENON REMA, LLC”, FILED IN THIS OFFICE ON THE THIRD DAY OF DECEMBER, A.D, 2010, AT 12:26 O’CLOCK P.M.  /s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State 2985509 8100 AUTHENTICATION: 8399146  101145196 DATE: 12-03-10  you may verify this certificate online at corp.delaware.gov/authvar.shtml

State of Delaware Secretary of State Division of Corporations Delivered 12:26 PM 12/03/2010 FILED 12:26 PM 12/03/2010 SRV 101145196 - 2985509 FILE  CERTIFICATE OF AMENDMENT  TO  CERTIFICATE OF FORMATION  OF  RRI ENERGY MID-ATLANTIC POWER HOLDINGS, LLC  Pursuant to Section 18-202 of the Delaware Limited liability Company Act  1. The name of the limited liability company is RRI Energy Mid-Atlantic Power Holdings, LLC (the “Company”).  2. The Certificate of Formation of the Company is hereby amended to change the name of the Company to GenOn REMA, LLC.  3. Accordingly, Article 1, of the Certificate of Formation shall, as amended, read as follows:  ‘‘1. The name of the limited liability company is GenOn REMA, LLC.”  IN WITNESS WHEREOF, the undersigned authorized person has executed this Certificate of Amendment this 3rd day of December, 2010.  RRI ENERGY MID-ATLANTIC POWER HOLDINGS, LLC  By: /s/ Allison Cunningham Name: Allison Cunningham Title: Authorized Person

State of Delaware  PAGE 1 Office of the Secretary of State  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED LIABILITY COMPANY OF “SITHE PENNSYLVANIA HOLDINGS LLC’’, FILED IN THIS OFFICE ON THE TWENTY-EIGHTH DAY OF DECEMBER, A.D. 1998, AT 4:30 O’CLOCK P.M.  /s/ Edward J. Freel Edward J. Freel, Secretary of State  2985509 8100 AUTHENTICATION: 9492173  981505018 DATE: 12-29-98

CERTIFICATE OF FORMATION  OF  SITHE PENNSYLVANIA HOLDINGS LLC  The undersigned, an authorized natural person, for the purposes of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the “Delaware Limited Liability Company Act”), hereby certifies that:  FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is:  Sithe Pennsylvania Holdings LLC  SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are:  The Corporation Trust Company Corporation Trust Center 1209 Orange Street Wilmington, New Castle County, Delaware 19801  Executed on December 28, 1998.  /s/ George Lofaso George Lofaso Authorized Person

State of Delaware  PAGE 1 Office of the Secretary of State  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “SITHE PENNSYLVANIA HOLDINGS LLC”, CHANGING ITS NAME FROM “SITHE PENNSYLVANIA HOLDINGS LLC” TO “RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC”, FILED IN THIS OFFICE ON THE TWELFTH DAY OF MAY,’ A.D. 2000, AT 3 O’CLOCK P.M.  /s/ Edward J. Freel Edward J. Freel, Secretary of State 2985509 81000 AUTHENTICATION: 0616096  001408254 DATE: 08-11-00

STATE OF DELAWARE SECRETARY OF STATE DIVISION OF CORPORATIONS FILED 03:00 PM 05/12/2000 001245618 - 2985509  CERTIFICATE OF AMENDMENT OF CERTIFICATE OF FORMATION OF SITHE PENNSYLVANIA HOLDINGS LLC  1. The name of the limited liability company is Sithe Pennsylvania Holdings LLC.  2. The Certificate of Formation of the limited liability company is hereby amended as follows:  The present FIRST paragraph shall be deleted in its entirety and replaced with the following new FIRST paragraph:  “FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is:  Reliant Energy Mid-Atlantic Power Holdings, LLC”  The present SECOND paragraph shall be deleted in its entirety and replaced with the following new SECOND paragraph:  “SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are:  The Corporation Trust Company 1209 Orange Street New Castle County Wilmington, Delaware 19801”  HOU03:689459.1

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Sithe Pennsylvania Holdings LLC this 12th day of May, 2000.  Reliant Energy Northeast Generation, Inc., as sole member  By: /s/ J. Douglas Divine J. Douglas Divine President

State of Delaware PAGE 1 Office of the Secretary of State  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “SITHE PENNSYLVANIA HOLDINGS LLC”, CHANGING ITS NAME FROM “SITHE PENNSYLVANIA HOLDINGS LLC” .TO “RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC”, FILED IN THIS OFFICE ON THE TWELFTH DAY OF MAY, A.D. 2000, AT 3 O’CLOCK P.M.  /s/ Edward J. Freel Edward J. Freel, Secretary of State 2985509 8100 AUTHENTICATION: 0437968  001245618 DATE: 05-15-00

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF FORMATION OF SITHE PENNSYLVANIA HOLDINGS LLC  1. The name of the limited liability company is Sithe Pennsylvania Holdings LLC.  2. The Certificate of Formation of the limited liability company is hereby amended as follows:  The present FIRST paragraph shall be deleted in its entirety and replaced with the following new FIRST paragraph:  “FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is:  Reliant Energy Mid-Atlantic Power Holdings, LLC”  The present SECOND paragraph shall be deleted in its entirety and replaced with the following new SECOND paragraph:  “SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are:  The Corporation Trust Company 1209 Orange Street New Castle County Wilmington, Delaware 19801”  HOU03:689459.1

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Sithe Pennsylvania Holdings LLC this 12th day of May, 2000.  Reliant Energy Northeast Generation, Inc., as sole member  By: /s/ J. Douglas Divine J. Douglas Divine President  HOU03:689459.1

State of Delaware PAGE 1  Office of the Secretary of State  I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “SITHE PENNSYLVANIA HOLDINGS LLC”, CHANGING ITS NAME FROM “SITHE PENNSYLVANIA HOLDINGS LLC” TO “RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC”, FILED IN THIS OFFICE ON THE TWELFTH DAY OF MAY, A.D. 2000, AT 3 O’CLOCK P.M.  /s/ Edward J. Freel Edward J. Freel, Secretary of State  2985509 8100 AUTHENTICATION: 0437968  001245618 DATE: 05-15-00

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF FORMATION OF SITHE PENNSYLVANIA HOLDINGS LLC  1. The name of the limited liability company is Sithe Pennsylvania Holdings LLC.  2. The Certificate of Formation of the limited liability company is hereby amended as follows:  The present FIRST paragraph shall be deleted in its entirety and replaced with the following new FIRST paragraph:  “FIRST: The name of the limited liability company (hereinafter called the “limited liability company”) is:  Reliant Energy Mid-Atlantic Power Holdings, LLC”  The present SECOND paragraph shall be deleted in its entirety and replaced with the following new SECOND paragraph:  “SECOND: The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are:  The Corporation Trust Company 1209 Orange Street New Castle County Wilmington, Delaware 19801”  HOU03:689459.1

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Sithe Pennsylvania Holdings LLC this 12th day of May, 2000.  Reliant Energy Northeast Generation, Inc., as sole member  By: /s/ J. Douglas Divine J. Douglas Divine President  HOU03:689459.1

Delaware PAGE 1 The First State  I, JEFFREY W. BULLOCK, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC”, CHANGING ITS NAME FROM “RELIANT ENERGY MID-ATLANTIC POWER HOLDINGS, LLC” TO “RRI ENERGY MID-ATLANTIC POWER HOLDINGS, LLC”, FILED IN THIS OFFICE ON THE FIRST DAY OF MAY, A.D. 2009, AT 8:48 O’CLOCK A.M.  AND I DO HEREBY FURTHER CERTIFY THAT THE EFFECTIVE DATE OF THE AFORESAID CERTIFICATE OF AMENDMENT IS THE SECOND DAY OF MAY, A.D. 2009, AT 12:01 O’CLOCK A.M.   /s/ Jeffrey W. Bullock Jeffrey W. Bullock, Secretary of State 2985509 8100 AUTHENTICATION: 7277041  090418014 DATE: 05-01-09  You may verify this certificate online at corp.delaware.gov/authver.shtml

State of Delaware Secretary of State Division of Corporations Delivered 09:56 AM 05/01/2009 FILED 08:48 AM 05/01/2009 SRV 090418014 - 2985509 FILE  STATE OF DELAWARE CERTIFICATE OF AMENDMENT  1. Name of Limited Liability Company: Reliant Energy Mid-Atlantic Power Holdings, LLC   2. The Certificate of Formation of the limited liability company is hereby amended as follows: The name of the limited liability company is RRI Energy Mid-Atlantic Power Holdings, LLC    .  3. The effective date and time of this filing is May 2, 2009, 12:01 A.M. EST.  IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 22nd day of April , A.D. 2009 .  By:  [ILLEGIBLE] Authorized Person(s)  Name: Allison B. Cunningham Print or Type